UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2004

Radian Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Market Street, Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

215-564-6600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 20, 2004, Radian Group Inc. issued a press release announcing its results for the quarter ended September 30, 2004. The press release is attached as Exhibit 99.1. This information is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor is it incorporated by reference in any filing under the Securities Act of 1933 unless we expressly incorporate it by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Radian Group Inc. Press Release dated October 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.

Date: October 20, 2004	By:	/s/ Howard S. Yaruss
Howard S. Yaruss
Executive Vice President, General Counsel and Secretary